Exhibit 10.35

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

XG SCIENCES, INC.

COMMON STOCK PURCHASE WARRANT

Certificate No: ___	______________ Warrants

_________________ ___, 201_

This Common Stock Purchase Warrant (this “Warrant”) certifies that, for value received, ______________________________________________ (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 PM Eastern Time on ______________ __, 202__, that is, the fifth (5th) anniversary from the date hereof (the “Expiration Date”) but not thereafter, to subscribe for and purchase from XG Sciences, Inc., a Michigan corporation with offices at 3101 Grand Oak Dr., Lansing, MI 48911 (the “Company”), up to _________________ shares (the “Shares” and each, a “Share”) of the Company’s common stock, no par value per share (the “Common Stock”) at a price of $8.00 per Share, as adjusted in accordance with Section 2 below (the “Purchase Price”), subject to a 30% warrant coverage for purchases of the Warrant made by December 31, 2015, and 20% warrant coverage thereafter. This Warrant is being delivered in connection with the Company’s offering of (i) promissory notes and (ii) warrants to purchase shares of Common Stock, pursuant to the terms of a Subscription Agreement, dated _______________ __, 201_ by and between the Company and the Holder (“Subscription Agreement”).

Section 1.          Exercise of Warrants.

(a)          Upon presentation and surrender at the principal executive office of the Company of this Warrant prior to the Expiration Date, along with the Election to Purchase form attached here to as Exhibit A duly executed, together with a check to the Company in the amount of the Purchase Price multiplied by the number of shares of Common Stock being purchased, the Company will deliver to the holder hereof, certificates of Common Stock which in the aggregate represent the number of shares of Common Stock being purchased. This Warrant may be partially exercised and, in the case of such partial exercise, the Company, upon surrender hereof, will deliver to the Holder a new Warrant representing the number of shares which have not been exercised.

(b)          In lieu of exercising this Warrant, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

Y (A-B)

X = ———————

A

“X” equals the number of Shares to be issued to the Holder.

“Y” equals the number of Shares purchasable under this Warrant.

“A” equals the fair market value of one Share on the date of determination.

“B” equals the per share Purchase Price (as adjusted to the date of such calculation).

(c)          Fair Market Value. For purposes of this Section 1, the per share fair market value of the Shares means:

(i) If the Common Stock is publicly traded, the per share fair market value of the Shares shall be (a) the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the trading market (including, without limitation, the OTCQX and OTCQB markets maintained by the OTC Markets Group, Inc. and any successor-entities) which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a trading market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or

(ii) If the Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm’s length.

(d)          If this Warrant shall be deemed “in the money” on the Expiration Date and the Holder has not exercise his, her or its rights hereunder, the Company shall automatically effect a cashless exercise of this Warrant on behalf of the Holder in accordance with the formula hereinabove.

(e)          The rights represented by this Warrant may be exercised by the Holder, in whole or in part (with respect to shares of Common Stock), subject to the conditions contained herein and at any time prior to the Expiration Date by: (i) surrender of this Warrant for calculation (with the Election to Purchase form at the end hereof properly executed) at the principal executive office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Purchase Price for the number of shares of Common Stock specified in the Election to Purchase form, together with the amount of applicable stock transfer taxes, if any; and/or (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the Election to Purchase form to the effect that such person(s) agree(s) to be bound by all of the terms and conditions of this Warrant. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date on which all of the applicable provisions of this Section 1(c) are reasonably satisfied, and the person(s) designated in the Election to Purchase form shall become the holder(s) of record of the shares of Common Stock issuable upon such exercise at that time and date.

(f)          As soon as possible after any full or partial exercise of this Warrant, but in any event no more than ten (10) business days, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Warrant, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which that Holder shall be entitled on such exercise. No fractional shares will be issued on exercise of this Warrant. If, on any exercise of this Warrant, a fractional share results, the Company will pay the cash value of that fractional share, calculated on the basis of the Purchase Price. All such certificates shall bear a restrictive legend to the effect that the shares of Common Stock represented by such certificate have not been registered under the Securities Act, and the shares of Common Stock may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold face language appearing in Section 2 of this Warrant.

Section 2. Legends. Until the date on which a registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) covering the issuance and sale or the resale of the Shares is declared effective by the U.S. Securities and Exchange Commission (the “SEC”), any certificates evidencing the Shares shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Section 3.          Charges, Taxes and Expenses. Issuance of certificates for Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

Section 4.          Certain Adjustments.

(a)          Stock Dividends and Stock Splits. If the Company, at any time after the date hereof: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Purchase Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, and the number of shares issuable upon exercise of this Warrant, shall be proportionately adjusted such that the aggregate Purchase Price of this Warrant shall remain unchanged.

(b)           Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Purchase Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Purchase Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration, If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant for the Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Section 5.          Transfer of Warrant. This Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B, duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

Section 6.          Miscellaneous.

(a)          No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof.

(b)          Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c)          Saturdays. Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(d)          Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any trading market upon which the Common Stock may be listed. The Company covenants that all Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(e)          Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the laws of the State of Michigan.

(f)          Restrictions. The Holder acknowledges that the Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(g)          Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.

(h)          Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered to the Holder at the address provided herein by Holder in Exhibit C, attached hereto. If the Holder has not provided contact information in Exhibit C, the Company shall be entitled to use the contact information provided by such Holder in the Subscription Agreement.

(i)          Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j)          Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k)          Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Shares.

(l)          Amendment. This Warrant may only be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(m)          Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n)          Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of the date first above written.

XG SCIENCES, INC.

By:
Philip Rose, Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

TO: XG SCIENCES, INC.

(1)         The undersigned hereby elects to purchase _____ Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)         Payment shall take the form of (check applicable box):

☐ wire transfer in lawful money of the United States;

☐ cashier’s check drawn on a U.S. bank; or
☐ in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

The undersigned requests that the certificates for the shares of such Common Stock be issued in the name(s) of, and delivered to, the person(s) whose name(s) and address(es) are set forth below:

(Please type or print name and address)

(Social Security or tax identification number)

and delivered to:
(Please type or print name and address)

and, if such number of shares of Common Stock shall not be all the Common Stock evidenced by this Warrant, that a new Warrant of like tenor for the balance of the shares of Common Stock subject to the Warrant be registered in the name of, and delivered to, the Holder at the address stated below.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT B

WARRANT ASSIGNMENT

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase ____________ shares of the capital stock of XG Sciences, Inc. represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: _________________	[Holder]

By:
Name:
Title:

EXHIBIT C

WARRANT HOLDER’S CONTACT INFORMATION

Name:

Address:

Telephone Number:

Email: